UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                October 18, 2004




                               CHEMED CORPORATION
             (Exact name of registrant as specified in its charter)




      Delaware                1-8351               31-0791746
  (State or other    (Commission File Number)    (I.R.S. Employer
   jurisdiction of                                Identification
     incorporation)                                    Number)




      2600 Chemed Center,  255 East 5th Street,  Cincinnati, OH 45202
      (Address of principal executive offices)             (Zip Code)



               Registrant's telephone number, including area code:
                                 (513) 762-6900







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Item 2.02     Results of Operations and Financial Condition

              October 18, 2004 Chemed Corporation issued a press release updating previous earnings estimates for the third quarter ended September 30, 2004. A copy of the release is furnished herewith as Exhibit 99.1.


Item 9.01     Financial Statements and Exhibits

                  c)       Exhibit
                           (99.1) Registrant's press release dated
                           October 18, 2004.




                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                               CHEMED CORPORATION


Dated:   October 18, 2004                By:   /s/ Arthur V. Tucker, Jr.
         ----------------                      ---------------------------------
                                               Arthur V. Tucker, Jr.
                                               Vice President and Controller





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